INTERDIGITAL COMMUNICATIONS CORPORATION

           1995 STOCK OPTION PLAN FOR EMPLOYEES AND OUTSIDE DIRECTORS
                            (As amended June 24, 1996)

SECTION 1.  PURPOSES.

     The purposes of the Plan are (a) to recognize and compensate selected Employees and Outside Directors of the Company and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries;
(b) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining qualified Employees and Outside Directors of the Company; and (c) to provide incentive compensation to Employees based upon the Company's performance as measured by the appreciation in Common Stock. The Discretionary Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of Section 422 of the Code or Non-Qualified Stock Options except that no Incentive Stock Option will be granted to persons other than Employees as that term is specifically defined with respect to Incentive Stock Options. The Non-Discretionary Options granted pursuant to the Plan are intended to constitute Non-Qualified Stock Options. The terms of this Plan shall be incorporated in any Option Agreement to be executed by an Optionee and the type of Options granted will be specified in the Agreement.

SECTION 2.  DEFINITIONS.

     (a) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "Change of Control" shall mean the occurrence of any of the following events:

          (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange
Act) of "Beneficial Ownership" (as the term beneficial ownership is used for purposes of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this
Section 2(b)(i), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

          (ii) approval by shareholders of the Company of (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following

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such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, reorganization or consolidation, or (B) (1) a complete liquidation or dissolution of the Company or (2) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

          (iii) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such share exchange in substantially the same proportion as the ownership of the Voting Securities outstanding immediately before such share exchange.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean the Compensation and Stock Option Committee of the Board, or any committee of the Board performing similar functions, as appointed from time to time by the Board. The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time.

     (e) "Company" shall mean InterDigital Communications Corporation, a Pennsylvania corporation.

     (f) "Common Stock" shall mean common stock of the Company, $.01 par value per share.

     (g) "Disability" or "Disabled" shall mean the inability of an Optionee to render his or her normal services to the Company resulting from a mental or physical illness, impairment or any other similar occurrence which can be expected to result in death or which has lasted or can be expected to last for a period of twelve (12) consecutive months, as determined by the Board of Directors.

     (h) "Discretionary Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option (other than a Non-Discretionary Option).

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     (i) "Employee" shall mean (i) any person (including directors and officers)
who is employed by the Company or a Subsidiary and is compensated for such employment by a regular salary and (ii) any consultant or advisor engaged by the Company or a Subsidiary (other than officers or directors), provided that bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction; except that an Employee for purposes of a Discretionary Option that is an Incentive Stock Option shall mean only a person (including officers and directors) who is employed by the Company or a subsidiary and is compensated for such employment by a regular salary.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

     (k) "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 9 hereof.

     (l) "Grant Date" shall mean July 1 of each year during the term of this Plan commencing 1995.

     (m) "Incentive Stock Option" shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     (n) "Non-Discretionary Option" shall mean a Non-Qualified Stock Option to purchase Common Stock that is granted to Outside Directors pursuant to Section 7 hereof.

     (o) "Non-Qualified Stock Option" shall mean an Option which does not qualify as an Incentive Stock Option.

     (p) "Option" shall mean a Discretionary Option or an Non-Discretionary Option.

     (q) "Option Agreement" shall mean a written agreement in such form or forms as the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of a Option.

     (r) "Optionee" shall mean any Participant to whom an Option has been granted under the Plan.

     (s) "Outside Director" shall mean any member of the Board who, on the date of the granting of an Option hereunder, is not an officer or employee of the Company.

     (t) "Participant" shall mean each Employee, Outside Director, consultant and advisor who is eligible to participate in the Plan.

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     (u) "Plan" shall mean this 1995 Stock Option Plan for Employees and Outside
Directors, as amended from time to time.

     (v) "Proprietary Information" shall mean any and all confidential, proprietary, business and technical information or trade secrets of the Company or of any Subsidiary or affiliate of the Company revealed, obtained or developed in the course of Optionee's employment with the Company or in the course of Optionee's performance of services for the Company in any other capacity. Such Proprietary Information shall include but shall not be limited to, methods of production and manufacture, research, marketing and development plans and efforts, cost information, pricing information, marketing methods and plans, identities of customers and suppliers, the Company's relationship with actual or potential customers and the needs and requirements of any such actual or potential customers, and any other confidential information relating to the business of the Company. Proprietary Information shall not include (i) such information as may be necessary or appropriate for an Optionee to disclose in the course of his employment for the effective and efficient discharge of his duties as an Employee of the Company or as may be required by law to be disclosed; and (ii) such information as is readily available to the general public so long as such information did not become available to the general public as a direct or indirect result of Optionee's breach of his obligation to maintain confidentiality.

     (w) "Securities Act" shall mean the Securities Act of 1933, as in effect from time to time.

     (x) "Shares" shall mean shares of Common Stock.

     (y) "Stock Purchase Agreement" shall mean an agreement in such form as the Committee may from time to time approve (subject to the terms and conditions of this Plan), which an Optionee may be required to execute as a condition of purchasing Shares upon exercise of an Option.

     (z) "Subsidiary" shall mean a subsidiary corporation of the Company, whether now or hereafter existing, and whether direct or indirect, as defined in Sections 424(f) and (g) of the Code.

SECTION 3.  PARTICIPATION.

     Options shall be granted to such Participants as may be selected from time to time by either the Committee or the Board as set forth herein, each in its sole discretion. Participants who are Employees shall be eligible to receive Discretionary Options under the Plan except that no Discretionary Option that is an Incentive Stock Option will be granted to a Participant

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other than an Employee as that term is specifically defined with respect to
Incentive Stock Options. Participants who are Outside Directors shall be eligible only to receive Non-Discretionary Options under the Plan.

SECTION 4.  ADMINISTRATION.

     (a) Procedure. The portion of the Plan relating to the grant of Discretionary Options shall be administered by the Committee. The portion of the Plan relating to the grant of Non-Discretionary Options shall be administered by the Board. All decisions, determinations and interpretations of the Committee or the Board, as the case may be, shall be final and binding on the respective Optionees and any other holders of any Options granted under the Plan.

     (b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Discretionary Options; (ii) to determine the Fair Market Value per Share in accordance with Section 9 of the Plan; (iii) to determine the exercise price of the Discretionary Options to be granted in accordance with Sections 6 and 9 of the Plan; (iv) to determine the Employees to whom, and the time or times at which Discretionary Options shall be granted, and the number of Shares to be subject to each such Discretionary Option as described in greater detail in
Section 6 hereof; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Discretionary Option granted under the Plan, each Option Agreement and each Stock Purchase Agreement, if any (which need not be identical with the terms of other Discretionary Options, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Discretionary Option, Option Agreement or Stock Purchase Agreement provided that no Incentive Stock Option may be modified if such action would cause it to cease to be an "Incentive Stock Option", unless the Optionee specifically acknowledges and consents to the tax consequences of such action; (vii) to accelerate the exercise date of any Discretionary Option; (viii) to determine whether any Employee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of a Discretionary Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Discretionary Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of a Discretionary Option previously granted by the Committee or to take such other actions as may be necessary or appropriate with

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respect to the Company's rights pursuant to Discretionary Options or agreements relating to the grant or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan, including without limitation any early termination or extension of the Plan.

     (c) Criteria for Award of Discretionary Options.

     In determining the Employees to whom Discretionary Options may be granted, the Committee may condition the grant of Discretionary Options upon the fulfillment of performance goals applicable to the individual, a business unit, or the Company as a whole, including, for example, stock price, market share or penetration, sales, earnings per share, return on equity, decrease in costs, operating cash flow or any other performance criteria.

     (d) Powers of the Board. The granting of Non-Discretionary Options under the Plan and the amount, price, vesting and timing of Non-Discretionary Options shall be automatic, as described in Section 7 hereof. All questions of interpretation of the Plan with respect to Non-Discretionary Options will be determined by the Board.

     (e) Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option granted hereunder.

SECTION 5.  STOCK SUBJECT TO THE PLAN.

     Subject to this Section 5 and to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be subject to Options under the Plan is Four Million (4,000,000). If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares subject to such Option shall, unless the Plan shall have been terminated, return to the Plan and become available for future grant under the Plan. The maximum number of shares that shall be awarded to any Optionee over the term of the Plan shall be One Hundred Fifty Thousand (150,000).

SECTION 6.  TERMS AND CONDITIONS OF DISCRETIONARY OPTIONS.

     Each Discretionary Option granted pursuant to the Plan shall be authorized by the Committee and shall be evidenced by an Option Agreement. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, and shall contain the following terms and conditions:

     (a) Number of Shares. The number of Shares subject to the Discretionary Option.

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     (b) Option Price. Except as hereinafter provided, the price per Share payable on the exercise of any Discretionary Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value per share of Common Stock on the date such Option is granted, as determined by the Committee, except that Discretionary Options that are Non-Qualified Stock Options granted to consultants and advisors, and to any other Employee who shall be rewarded for unusual and special achievements, shall be at any price determined by the Committee equal to or exceeding $.01 per share of the Common Stock.

     With respect to any Discretionary Option which is an Incentive Stock Option granted to any Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of the Common Stock, the price per share payable upon exercise shall be at an option price determined by the Committee which at least equals 110% of the Fair Market Value of the Common Stock on the date the Discretionary Option is granted and such Discretionary Option, by its terms, may not be exercisable more than five years after the date of grant.

     (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of a Discretionary Option may be paid to the Company: (i) in cash or certified funds, (ii) by delivery of Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Discretionary Option shall be exercised, (iii) by means of a brokers' cashless exercise procedure or (iv) any combination of such methods of payment.

     Where payment of the option price is to be made with Shares acquired under any compensation plan of the Company, such Shares will not be accepted as payment unless the Optionee has acquired such shares at least six months prior to such payment.

     If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the Shares used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Optionee has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Payment Shares shall be the Fair Market Value of such Payment Shares on the date of exercise as determined by the Board in its

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sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of incentive stock options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised incentive stock options may have, by such action, lost their status as incentive stock options, and the Optionee may have to recognize ordinary income for tax purposes as a result.

     (d) Form of Option. The Option Agreement shall state whether the Discretionary Option granted is an Incentive Stock Option or a Non-Qualified Stock Option, and will constitute a binding determination as to the form of the Discretionary Option granted.

     (e) Exercise of Options. Any Discretionary Option granted hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee. In the event that a holder of a Discretionary Option is indebted to the Company on account of an advance, loan or any other reason, as a condition to being permitted to exercise the Discretionary Option, the holder will be required to satisfy the debt in a manner satisfactory to the Committee, including being required to sell the Shares received upon exercise of the Discretionary Option. A Discretionary Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under a Discretionary Option from time to time during the term of the Discretionary Option. A Discretionary Option may not be exercised for a fraction of a Share.

     (f) Term and Vesting of Options.

          (i) Notwithstanding any other provision of this Plan, no Discretionary Option shall be (A) granted under this Plan after ten (10) years from the date on which this Plan is adopted by the Board of Directors, or (B) exercisable more than ten (10) years from the date of grant; provided, however, that with respect to any Incentive Stock Option granted under this Plan to any person who, at the time of the grant of such Discretionary Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (B) shall be read by substituting "five (5) years" for the term "ten (10) years" that appears therein.

          (ii) No Discretionary Option granted to any Optionee shall be treated as an Incentive Stock Option to the extent such Discretionary Option would cause the aggregate Fair

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Market Value (determined as of the date of grant of each such Option) of the
Shares with respect to which

     Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause the aggregate Fair Market Value of the stock to exceed the $100,000 limitation, Incentive Stock Options shall be taken into account in the order granted. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of Section 422 of the Code.

          (iii) Except as otherwise provided herein, Discretionary Options granted hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Committee shall determine, which schedule shall be stated in the Option Agreement. Discretionary Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Discretionary Options under this Plan or any other plan of the Company.

     (g) Termination of Options.

          (i) Unless sooner terminated as provided in this Plan, each Discretionary Option shall be exercisable for the period of time as shall be determined by the Committee and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

          (ii) Except as otherwise provided herein or in the Option Agreement,
(1) upon the termination of the Optionee's employment with the Company or a Subsidiary for any reason, Discretionary Options exercisable on the date of said termination shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination, by the Optionee's executor(s) or administrator(s)) in the case of Incentive Stock Options, for a period of three
(3) months from the date of the Optionee's termination of employment, and in the case of Non-Qualified Stock Options, for a period of six (6) months from the date of the Optionee's termination of employment, and (2) the termination provisions set forth in clause (1) above shall not apply to Options granted to consultants or advisors (other than officers or directors of the Company).

          (iii) Except as otherwise provided herein or in the Option Agreement, upon the Disability or death of an Optionee while employed or engaged by the Company or a Subsidiary, Discretionary Options held by such Optionee

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which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or, in the case of death, by his executor(s) or administrator(s); provided, however, that if such Disabled Optionee shall commence any employment during such one (1) year period with a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof.

          (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

     (h) Forfeiture. Notwithstanding any other provision of this Plan, if the Optionee's employment or engagement is terminated by the Company and the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, insubordination, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or (ii) has been convicted of a felony or (iii) has disclosed any Proprietary Information without the consent of the Company or (iv) has breached the terms of any written confidentiality agreement or any non-competition agreement with the Company in any material respect, all unexercised Discretionary Options held by such Optionee shall terminate upon the earlier of the date of termination of employment or engagement for "cause" or the date of such a finding.

SECTION 7.  TERMS AND CONDITIONS OF NON-DISCRETIONARY OPTIONS.

     (a) Number of Shares. On each Grant Date, each person who served as an Outside Director from July 1 of the year preceding the Grant Date through the Grant Date (herein called a "Full Year") shall receive a Non-Discretionary Option to purchase 12,000 shares. Any person who served as an Outside Director for less than a Full Year shall receive a pro rata portion of the Non-Discretionary Options he would have received had he served as an Outside Director for a Full Year, based on the number of days served by such person as an Outside Director from July 1 of the year preceding the Grant Date through the Grant Date.

     (b) Committee Member. In addition to (a) above, on each Grant Date, a Non-Discretionary Option to purchase (i) 2,000 Shares shall be granted to each person who served as Chairman of a Board Committee as an Outside Director for a Full Year, and (ii) 1,000 Shares shall be granted to each person who served on any

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Committee of the Board as an Outside Director for a Full Year; provided, however, that an Outside Director who receives a Non-Discretionary Option under clause (i) above for service as Chairman on a particular Board Committee will not receive an additional Non-Discretionary Option under clause (ii) above for service on the same Committee. Any person who served for less than a Full Year as Chairman or a member of a Board Committee while he was an Outside Director shall receive a pro rata portion of the Non-Discretionary Options he would have received had he served in such capacity for a Full Year, based on the number of days he served as such from July 1 of the year preceding the Grant Date through the Grant Date.

     (c) Option Price. The exercise price of all Non-Discretionary Options shall be the Fair Market Value of the Common Stock on the Grant Date of such Non-Discretionary Options; provided, however, that the exercise price of all Non-Discretionary Options granted on the Grant Date occurring in 1996 shall be the lower of the Fair Market Value of the Common Stock on the Grant Date or the Fair Market Value of the Common Stock on January 11, 1996.

     (d) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option may be paid to the Company (i) in cash or certified funds, (ii) by delivery to the Company of Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iii) a brokers' cashless exercise procedure, or (iv) any combination of such methods of payment. Where payment of the option price is to be made with Shares acquired under any compensation plan of the Company, such shares will not be accepted as payment unless the Optionee has acquired the shares at least six months prior to such payment.

     (e) Exercise of Options. A Non-Discretionary Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under a Non-Discretionary Option from time to time during the term of the Option. A Non-Discretionary Option may not be exercised for a fraction of a Share.

     (f) Term and Vesting of Non-Discretionary Options. Non-Discretionary Options shall be exercisable in full or in part, and shall be fully vested, from and after their respective Grant Dates except that no Non-Discretionary Option shall be exercisable more than 10 years from the Grant Date.

     (g) Termination of Non-Discretionary Options. If an Optionee ceases to be an Outside Director for any reason (including death or Disability), Non-Discretionary Options exercisable on the date of such event shall be exercisable by the Optionee (or in the case of death or Disability, by his executor(s), administrator(s) or legal guardian as the case may be) for a period of one year from the date on which he ceases to be an Outside Director, but in no event later than the date it would have expired had the Optionee continued to be an Outside Director.

SECTION 8.  STOCK APPRECIATION RIGHTS

     (a) Stock Appreciation Rights. (a) The Committee may grant Stock Appreciation Rights ("SAR"s) in conjunction with

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Discretionary Options under the Plan such that, upon exercise of the SAR by an
Optionee, the Company shall pay, in cash, stock or both as determined by the Committee in its sole discretion, an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the exercise price, multiplied by the number of shares covered by the SAR.

     (b) Exercise of an SAR for a certain number of shares shall reduce by such number the number of shares exercisable under the Discretionary Option, and exercise of the Option shall correspondingly reduce the number of shares exercisable under the SAR. Except as otherwise provided herein, any exercise of an SAR for cash in full or partial settlement thereof may be made only from the third business day until the twelfth business day following the public release of the Company's quarterly or annual sales and earnings.

SECTION 9.  DETERMINATION OF FAIR MARKET VALUE OF COMMON STOCK.

     (a) Except to the extent otherwise provided in this Section 9, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion.

     (b) In the event that Shares are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Quotation Bureau, Inc.) as applicable or, if there is no trading on such date, on the next preceding trading date. In the event Shares are listed on a national or regional securities exchange or traded on the Nasdaq Stock Market ("Nasdaq"), the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock on the exchange or on Nasdaq, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding trading date.

     (c) "Adjusted Fair Market Value" shall mean in the event of a Change of Control, the greater of (A) the highest price per share of Common Stock paid or payable to holders of the Common Stock in any transaction (or series of transactions) constituting or resulting (or as to which approval by shareholders of the Company constitutes or results) in the Change of Control or (B) the highest Fair Market Value of a share of Common Stock on any business day during the ninety (90) day period ending on the date of the Change of Control.

SECTION 10.  ADJUSTMENTS.

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     (a) Subject to required action by the shareholders, if any, the number of
Shares of Common Stock as to which Options may be granted under this Plan and the number of Shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

     (b) No fractional shares of Common Stock shall be issuable on account of any action mentioned in paragraph 9(a) above, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

SECTION 11.  RIGHTS AS A SHAREHOLDER.

     The Optionee shall have no rights as a shareholder of the Company and shall have neither the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised.

SECTION 12.  TIME OF GRANTING DISCRETIONARY OPTIONS.

     The date of grant of a Discretionary Option shall, for all purposes, be the date on which the Committee authorizes the granting of such Option. Notice of the grant shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

SECTION 13.  PROCEDURE FOR EXERCISE OF AN OPTION.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of any Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to the Option which is exercised has been received by the Company, accompanied by any agreements required by the Company, including an executed Stock Purchase Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

     As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company

                                      A-13

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shall without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

SECTION 14.  CONDITIONS TO ISSUANCE OF SHARES UPON EXERCISE.

     (a) The obligation of the Company to issue and sell Shares to an Optionee upon the exercise of an Option granted under the Plan is conditioned upon (i) the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue and sell such Shares, and (ii) such issuance and sale complying with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) At the option of the Board, the obligation of the Company to issue and sell Shares to an Optionee upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties and agreements of the Optionee set forth in the Stock Purchase Agreement. Among other representations, warranties, restrictions and agreements, the Optionee may be required to represent and agree that the purchase of Shares of Common Stock under the Option Agreement shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless such Shares have been registered under the Securities Act in connection with the sale or other transfer, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer is exempt from registration under the Securities Act, and unless said sale or other transfer is in compliance with any

                                      A-14

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other applicable laws, rules and regulations including all applicable federal and state securities laws, rules and regulations. Unless the Shares subject to an Option are registered under the Securities Act, the certificates representing all Shares issued upon exercise of such Option shall contain the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO INTERDIGITAL COMMUNICATIONS CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

SECTION 15.  TRANSFERABILITY.

     No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order as defined by the Code.

SECTION 16.  OTHER PROVISIONS.

     The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

SECTION 17.  CHANGE OF CONTROL.

     (a) For purposes of the Plan, "Option Cancellation Date" shall mean, as to each Option, the later of: (i) the first business day after the expiration of a period of six (6) months from the date of grant of the Option; (ii) in the event of a Change of Control as defined in Section 2(b)(ii)(A) or 2(b)(ii)(B)(2), the date on which the transaction approved by shareholders of the Company (as provided in Section 2(b)(ii)) is consummated; and (iii) in the event of the Change of Control as defined in Section 2(b)(i) or 2(b)(iii), the first business day after the expiration of a period of sixty (60) days after the occurrence of such event.

                                      A-15

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     (b) Upon a Change of Control, all Options (whenever granted) outstanding on the date of such Change of Control shall be or become immediately and fully exercisable.

     (c) In the event of the Change of Control as defined in Section 2(b)(i), 2(b)(ii)(A), 2(b)(ii)(B)(2) or 2(b)(iii), all Options (whenever granted) outstanding on the Option Cancellation Date which are not exercised on or before the Option Cancellation Date shall be canceled on such date by the Company, and the Company shall on such date pay to each holder of each such canceled Option a cash amount equal to the excess, if any, in respect of each Option canceled, of
(i) the greater of (A) the Fair Market Value of the shares of Common Stock subject to the Option on the business day immediately preceding the Option Cancellation Date or (B) the Adjusted Fair Market Value of the Common Stock subject to the Option over (ii) the aggregate purchase price for such shares of Common Stock.

SECTION 18.  AMENDMENT OF THE PLAN.

     The Board is authorized to make such changes in the Plan as it may deem to be in the best interests of the Company; subject, however, to the prior approval of the stockholders of the Company if such alteration would: (a) materially increase benefits to Participants, (b) materially increase the number of Shares issuable under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan. Notwithstanding the foregoing, the Plan shall not be amended with respect to non-Discretionary Options more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The Board may at any time suspend or discontinue the Plan. No termination or amendment of the Plan, however, shall adversely affect any Option theretofore granted under the Plan without the consent of the Optionee.

SECTION 19.  APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Company.

SECTION 20.  NO OBLIGATION TO EXERCISE OPTION.

     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

SECTION 21.  RESERVATION OF SHARES.

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     The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulator agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulator agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 22.  TAXES, FEES, EXPENSES AND WITHHOLDING OR TAXES.

     (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     (b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

SECTION 23.  NOTICES.

     Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or

                                      A-17

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at such other address as such Participant or his or her transferee (upon the transfer of the Shares purchased upon exercise) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

SECTION 24. NO ENLARGEMENT OF OPTIONEE RIGHTS.

     This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment or service of any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or in the case of Outside Directors, obligate the Company to nominate any Participant for election as a director, or to interfere with the right of the Company or any Subsidiary to discharge or retire any Optionee thereof at any time, subject to applicable law. No Optionee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Optionee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

SECTION 25.  INVALID PROVISIONS.

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee or Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

                                      A-18

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SECTION 26.  APPLICABLE LAW.

     This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

SECTION 27.  PLAN ADOPTION AND TERM.

     (a) This Plan shall become effective upon the later to occur of (i) its adoption by the Board and (ii) its approval by the Company's stockholders at an Annual Meeting of Stockholders.

     (b) Subject to the provisions herein relating to amendment or discontinuance, this Plan shall terminate ten years from its effective date as determined by subparagraph (a) above.

                                      A-19

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